Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q of Proxim Wireless Corporation (the “Company”) for the quarter ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned Pankaj Manglik, Chief Executive Officer, and Thomas S. Twerdahl, Interim Chief Financial Officer and Treasurer, of the Company certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of Section 13(a) or15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Pankaj Manglik	/s/ Thomas S. Twerdahl

Pankaj Manglik	Thomas S. Twerdahl
Chief Executive Officer	Interim Chief Financial Officer and Treasurer

Date: November 14, 2008	Date: November 14, 2008